MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO    SEMIANNUAL REPORT



Dear Contract Owner,                                             August 20, 1999

We are pleased to present you with the semiannual report for the Mitchell Hutchins Series Trust--Aggressive Growth Portfolio for the six-month period ended June 30, 1999.

MARKET REVIEW
--------------------------------------------------------------------------------

The S&P 500 Index advanced an impressive 12.38% for the period. Beginning in early April, market leadership shifted dramatically toward value-oriented stocks and away from the high price-to-earnings growth stocks that led the market for most of the last two years. As investors began to seek undervalued stocks, the performance gap between growth and value narrowed to more normal levels. Value stocks outperformed growth stocks by a significant margin for the six months ended June 30, 1999: the Russell 1000 Value Index gained 12.87% and the Russell 1000 Growth Index returned 10.45%. Smaller- and mid-capitalization stocks also fared well.

     As market leadership broadened, growth stocks again outperformed value stocks in June by about four percentage points. We attribute this broadening to improving global economies, particularly those in Asia and Latin America, which in turn led to a rise in interest rates. The Federal Reserve raised the federal funds rate by 0.25% on June 30 and assumed a neutral stance, meaning no predisposition to raise or lower rates at its meeting in August.

OUTLOOK

     We expect second-half 1999 economic growth (real gross domestic product) to slow to 2.5-3.0% from about 4% in the first half, inflation to remain modest between 2.0-2.5% and corporate earnings to grow about 9-10%. In light of these factors, our valuation model indicates that the stock market, as measured by the S&P 500 Index, is about 25% above fair value.

     Typically, these valuations would be cause for concern; however, two factors distinguish the current environment from recent quarters when valuations were at similar levels. First, we feel that the majority of the negative move in interest rates is behind us; and second, corporate profit growth expectations are being raised, not lowered. Given this combination of rising earnings growth rates and relatively stable interest rates, we believe the market will grow into its valuation, barring any external shocks.

     In this environment, stock picking becomes a key contributor to performance. We remain optimistic that wider market participation will continue to characterize U.S. stock markets. Broader markets tend to favor stock pickers.

SEMIANNUAL REPORT



PORTFOLIO REVIEW
--------------------------------------------------------------------------------
PERFORMANCE--TOTAL RETURNS FOR PERIODS ENDED 6/30/99

                                           Cumulative              Annualized
--------------------------------------------------------------------------------
  Six Months                                   8.72%                  N/A
  One Year                                     6.25%                   6.25%
  Five Years                                 139.00%                  19.04%
  Since Inception 11/2/93                    122.01%                  15.12%
--------------------------------------------------------------------------------

Past performance does not guarantee future performance. Total return calculations assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable dates and do not include sales charges. Total returns for periods of less than one year are not annualized. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

     Stock selection, especially in the health technology sector, contributed to the Portfolio's outperformance versus the S&P/Barra Mid Cap Growth Index during the six-month period ending June 30, 1999.(1)

     In the first quarter, a narrow advance among select large-cap stocks created a difficult environment for mid-cap stocks. While the S&P 500 climbed to record highs, its advance masked the fact that the broader market significantly underperformed major indices such as the S&P 500 and Dow Jones Industrial Average. In fact, reflecting the market's narrow advance, just seven companies accounted for 50% of the S&P 500's return between December 1998 and March 1999.


MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO

Top Five Sectors(2)

                                           Portfolio %             Portfolio %
                                          as of 6/30/99          as of 12/31/98
--------------------------------------------------------------------------------
  Technology                                  28.0                    24.3
  Producers/Manufacturing                     15.4                    13.5
  Retail Trade                                13.9                    10.9
  Healthcare Services                         10.6                    12.2
  Financial Services                           8.8                     5.1
--------------------------------------------------------------------------------
  Top Five Total                              76.7                    66.0


(1) The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index generally representative of the U.S. Stock Market, without regard to company size. The S&P/BARRA Mid Cap Growth Index is a capitalization weighted index considered generally representative of the market for mid-sized growth companies derived from the S&P 400 with lower book-to-price ratios. Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index results are computed on a total return basis with income dividends and capital gains, if any, reinvested, but do not reflect fees, brokerage commissions, or other expenses of investing. Investors may not make direct investments into any index.

(2) Weightings represent percentages of portfolio assets as of June 30, 1999. The Portfolio is actively managed and its composition will vary over time.

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO    SEMIANNUAL REPORT

     Stock selection mitigated losses in the first quarter. The Portfolio only declined 3.5% versus a 4.6% drop for the S&P/Barra Mid Cap Growth Index. Reflecting the favorable environment for larger-cap stocks, the S&P 500 Index GAINED 5.0% in the quarter.

     Amid expectations for slowing corporate profit growth, investors rewarded those companies demonstrating significant earnings gains. As a result, growth stocks outperformed value stocks across all market cap segments in the quarter.

     In the second quarter, as the market advance broadened to include mid- and small-cap stocks, the Portfolio recorded double-digit gains, narrowly outdistancing the benchmark and significantly outpacing the S&P 500. The quarter was characterized by rising interest rates, signs of higher inflation and evidence of U.S. economic strength. In this environment, investors preferred value-oriented stocks rather than growth stocks. Even in this difficult environment for growth investing, the Portfolio delivered strong gains. Stock selection, especially in the health technology sector, accounted for much of the Portfolio's outperformance in the quarter.

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO

Top Ten Stocks(2)

                                           Portfolio %             Portfolio %
                                          as of 6/30/99          as of 12/31/98
--------------------------------------------------------------------------------
  Century Telephone                            4.1                     --
  Avery Dennison                               3.9                     --
  Biogen                                       3.3                     1.2
  Zale                                         3.3                     --
  American Eagle Outfitters                    3.2                     --
  Best Buy                                     3.0                     2.0
  Allergan                                     2.9                     0.8
  Apple Computer                               2.8                     1.7
  Briggs & Stratton                            2.8                     0.9
  AMBAC Financial Group                        2.7                     --
--------------------------------------------------------------------------------

   Among the Portfolio's best-performing holdings in the six-month period were Comverse Technology (1.8%), Allergan (2.9%) and Best Buy (3.0%).(2) Comverse makes and sells computer and telecommunications systems. Allergan develops, makes and sells specialty therapeutic eye care products throughout the world. Best Buy sells electronics, home office equipment, entertainment software and appliances through 285 retail stores in 32 states.(3)

(2) Weightings represent percentages of portfolio assets as of June 30, 1999. The Portfolio is actively managed and its composition will vary over time.

(3) Securities and sectors mentioned are presented to illustrate companies and sectors in which the Portfolio may invest. Portfolio holdings are subject to change daily.

SEMIANNUAL REPORT



     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

/s/ Margo Alexander                     /s/ Brian M. Storms

MARGO ALEXANDER                         BRIAN M. STORMS
Chairman and                            President and
Chief Executive Officer                 Chief Operating Officer
Mitchell Hutchins                       Mitchell Hutchins
Asset Management Inc.                   Asset Management Inc.

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS                                JUNE 30, 1999(UNAUDITED)

  NUMBER OF
   SHARES                                                       VALUE
-------------                                               -------------
COMMON STOCKS--99.92%
AGRICULTURE, FOOD & BEVERAGE--2.10%
    16,100       IBP, Inc. ..............................   $     382,375
                                                            -------------
AIRLINES--0.85%
     7,400       Comair Holdings Inc. ...................         154,013
                                                            -------------
ALCOHOL--1.06%
     3,900       Coors Adolph Co. .......................         193,050
                                                            -------------
APPAREL, RETAIL--4.28%
     4,000       Abercrombie and Fitch Co.* .............         192,000
    12,900       American Eagle Outfitters Inc. .........         586,950
                                                            -------------
                                                                  778,950
                                                            -------------
APPAREL, TEXTILES--1.32%
     7,000       Jones Apparel Group Inc.* ..............         240,188
                                                            -------------
BANKS--3.75%
     4,410       Old Kent Financial Corp. ...............         184,669
     8,300       Unionbancal Corp. ......................         299,837
     3,100       Zions BanCorp. .........................         196,850
                                                            -------------
                                                                  681,356
                                                            -------------
CHEMICALS--5.03%
    11,800       Avery Dennison Corp. ...................         712,425
     7,300       Sherwin Williams Co. ...................         202,575
                                                            -------------
                                                                  915,000
                                                            -------------
COMPUTER HARDWARE--5.56%
    11,100       Apple Computer, Inc.* ..................         514,068
     5,500       Lexmark International Group Inc.* ......         363,344
     3,600       Symbol Technologies Inc. ...............         132,750
                                                            -------------
                                                                1,010,162
                                                            -------------
COMPUTER SOFTWARE--6.65%
     6,100       Citrix Systems Inc.* ...................         344,650
     1,600       Legato Systems Inc. ....................          92,400
     3,300       Rational Software Corp.* ...............         108,694
     3,700       Siebel Systems Inc. ....................         245,587
     2,900       Synopsys Inc. ..........................         160,044
     6,600       Unisys Corp.* ..........................         256,987
                                                            -------------
                                                                1,208,362
                                                            -------------
CONSTRUCTION, REAL PROPERTY--3.52%
     5,600       Lennar Corp. ...........................         134,400
    10,800       Owens-Corning Fiberglass ADR ...........         371,250
     2,100       Southdown, Inc. ........................         134,925
                                                            -------------
                                                                  640,575
                                                            -------------
CONSUMER DURABLES--3.20%
     7,700       Furniture Brands International Inc.* ...         214,638
     3,100       Maytag Corp. ...........................         216,031

  NUMBER OF
   SHARES                                                       VALUE
-------------                                               -------------

CONSUMER DURABLES--(CONCLUDED)

     5,000       Mohawk Industries Inc.* ................   $     151,875
                                                            -------------
                                                                  582,544
                                                            -------------
DEFENSE/AEROSPACE--1.08%
     2,900       Gulfstream Aerospace Corp.* ............         195,931
                                                            -------------
DIVERSIFIED RETAIL--1.64%
    12,400       Family Dollar Stores Inc. ..............         297,600
                                                            -------------
DRUGS & MEDICINE--7.62%
     4,700       Allergan, Inc. .........................         521,700
     4,800       Amerisource Health Corp.* ..............         122,400
     9,200       Biogen Inc.* ...........................         591,675
     2,200       Medimmune Inc. .........................         149,050
                                                            -------------
                                                                1,384,825
                                                            -------------
ELECTRICAL EQUIPMENT--6.21%
     5,400       ADC Telecommunications Inc.* ...........         246,037
     4,250       Comverse Technology Inc.* ..............         320,875
     3,100       Jabil Circuit Inc.* ....................         139,888
     2,700       Sanmina Corp.* .........................         204,863
     4,100       Waters Corp.* ..........................         217,812
                                                            -------------
                                                                1,129,475
                                                            -------------
ELECTRICAL POWER--0.87%
     7,900       American Power Conversion Corp. ........         158,988
                                                            -------------
FINANCIAL SERVICES--1.21%
     5,200       Concord EFS Inc. .......................         220,025
                                                            -------------
INDUSTRIAL PARTS--3.98%
     8,900       Briggs & Stratton Corp. ................         513,975
     3,600       Danaher Corp. ..........................         209,250
                                                            -------------
                                                                  723,225
                                                            -------------
INDUSTRIAL SERVICES/ SUPPLIES--2.24%
     4,600       Cintas Corp. ...........................         309,063
     3,750       Robert Half International Inc.* ........          97,500
                                                            -------------
                                                                  406,563
                                                            -------------
INFORMATION & COMPUTER SERVICES--2.46%
     2,900       Sei Corp. ..............................         255,925
     3,400       Snyder Communications Inc.* ............         111,350
     2,300       Sun Guard Data Systems* ................          79,350
                                                            -------------
                                                                  446,625
                                                            -------------
LEISURE--1.85%
     6,200       Harley Davidson Inc. ...................         337,125
                                                            -------------
LIFE INSURANCE--1.50%
     5,200       Hartford Life Inc. .....................         273,650
                                                            -------------

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO

  NUMBER OF
   SHARES                                                       VALUE
-------------                                               -------------

COMMON STOCKS--(CONCLUDED)

LONG DISTANCE & PHONE COMPANIES--4.08%
    18,650       Century Telephone Enterprises, Inc. ....   $     741,337
                                                            -------------
MEDIA--0.64%
     2,100       TCA Cable TV Inc.* .....................         116,550
                                                            -------------
MEDICAL PRODUCTS--0.48%
     3,200       Sybron International Corp.* ............          88,200
                                                            -------------
MEDICAL PROVIDERS--2.51%
     3,400       Lincare Holdings Inc.* .................          85,000
     4,300       Oxford Health Plans Inc.* ..............          66,919
     1,900       Pacificare Health Systems ..............         136,681
     4,600       Trigon Healthcare Inc.* ................         167,325
                                                            -------------
                                                                  455,925
                                                            -------------
MOTOR VEHICLES--1.62%
     5,900       Navistar International Corp.* ..........         295,000
                                                            -------------
OTHER INSURANCE--2.73%
     8,700       AMBAC Financial Group Inc. .............         496,987
                                                            -------------
PUBLISHING--0.97%
     6,500       Harte Hanks Communications .............         176,313
                                                            -------------
SECURITIES & ASSET MANAGEMENT--2.02%
     9,200       E Trade Group Inc. .....................         367,425
                                                            -------------
  NUMBER OF
   SHARES                                                       VALUE
-------------                                               -------------

SEMICONDUCTOR--8.83%
     7,900       Altera Corp.* ..........................   $     290,819
     6,100       Linear Technology Corp. ................         410,225
     6,200       Vitesse Semiconductor Corp.* ...........         418,112
     8,500       Xilinx Inc.* ...........................         486,625
                                                            -------------
                                                                1,605,781
                                                            -------------
SPECIALTY RETAIL--8.06%
     5,700       Bed, Bath & Beyond Inc.* ...............         219,450
     8,000       Best Buy Company Inc.* .................         540,000
     2,400       Dollar Tree Stores Inc.* ...............         105,600
    15,000       Zale Corp.* ............................         600,000
                                                            -------------
                                                                1,465,050
                                                            -------------
Total Investments (cost--$14,877,304)--99.92%............      18,169,175
                                                                   14,271
Other assets in excess of liabilities--0.08%.............
                                                            -------------
Net Assets--100.00%......................................   $  18,183,446
                                                            -------------
                                                            -------------

-------------

* Non-Income producing security

ADR American Depositary Receipt

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                     JUNE 30, 1999(UNAUDITED)

ASSETS
Investments, at value (cost--$14,877,304)........................  $ 18,169,175
Cash.............................................................        53,500
Dividends receivable.............................................         5,493
Other assets.....................................................         1,070
                                                                   ------------
Total assets.....................................................    18,229,238
                                                                   ------------

LIABILITIES
Payable to investment adviser and administrator..................        11,742
Accrued expenses and other liabilities...........................        34,050
                                                                   ------------
Total liabilities................................................        45,792
                                                                   ------------

NET ASSETS
Beneficial interest shares of $0.001 par value
  outstanding--1,225,995 (unlimited amount authorized)...........    10,257,060
Accumulated net investment loss..................................       (78,111)
Accumulated net realized gains from investments..................     4,712,626
Net unrealized appreciation of investments.......................     3,291,871
                                                                   ------------
Net assets.......................................................  $ 18,183,446
                                                                   ------------
                                                                   ------------
Net asset value, offering price and redemption value per share...        $14.83
                                                                   ------------
                                                                   ------------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF OPERATIONS

                                                                                                                      FOR THE
                                                                                                                 SIX MONTHS ENDED
                                                                                                                   JUNE 30, 1999
                                                                                                                    (UNAUDITED)
                                                                                                                 -----------------

INVESTMENT INCOME:
Interest.......................................................................................................     $     3,351
Dividends......................................................................................................          36,025
                                                                                                                 -----------------
                                                                                                                         39,376
                                                                                                                 -----------------

EXPENSES:
Investment advisory and administration.........................................................................          74,234
Legal and audit................................................................................................          17,679
Reports and notices to shareholders............................................................................          11,368
Custody and accounting.........................................................................................           6,615
Trustees' fees.................................................................................................           3,750
Transfer agency fees and related service expenses..............................................................             750
Other expenses.................................................................................................           3,091
                                                                                                                 -----------------
                                                                                                                        117,487
                                                                                                                 -----------------
Net investment loss............................................................................................         (78,111)
                                                                                                                 -----------------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investments............................................................................       4,712,753
Net change in unrealized appreciation/depreciation of investments..............................................      (3,160,198)
                                                                                                                 -----------------
Net realized and unrealized gains from investment transactions.................................................       1,552,555
                                                                                                                 -----------------
Net increase in net assets resulting from operations...........................................................     $ 1,474,444
                                                                                                                 -----------------
                                                                                                                 -----------------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                  FOR THE
                                                                                              SIX MONTHS ENDED    FOR THE YEAR
                                                                                               JUNE 30, 1999          ENDED
                                                                                                (UNAUDITED)     DECEMBER 31, 1998
                                                                                              ----------------  -----------------
FROM OPERATIONS:
Net investment loss.........................................................................    $    (78,111)     $    (150,197)
Net realized gains from investments.........................................................       4,712,753          2,450,043
Net change in unrealized appreciation/depreciation of investments...........................      (3,160,198)           942,711
                                                                                              ----------------  -----------------
Net increase in net assets resulting from operations........................................       1,474,444          3,242,557
                                                                                              ----------------  -----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains from investment transactions.............................................         --              (2,449,404)
                                                                                              ----------------  -----------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares........................................................         337,980          1,313,234
Cost of shares repurchased..................................................................      (4,793,593)        (5,857,217)
Proceeds from dividends reinvested..........................................................       2,449,404          3,389,606
                                                                                              ----------------  -----------------
Net decrease in net assets from beneficial interest transactions............................      (2,006,209)        (1,154,377)
                                                                                              ----------------  -----------------
Net decrease in net assets..................................................................        (531,765)          (361,224)

NET ASSETS:
Beginning of period.........................................................................      18,715,211         19,076,435
                                                                                              ----------------  -----------------
End of period...............................................................................    $ 18,183,446      $  18,715,211
                                                                                              ----------------  -----------------
                                                                                              ----------------  -----------------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  Mitchell Hutchins Series Trust--Aggressive Growth Portfolio (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of each Portfolio are offered only to insurance company separate accounts which fund certain variable contracts.

  The Fund accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them in a pro rated basis.

  The preparation of financial statements in accordance with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Portfolio, or by the Portfolio's sub-adviser, Nicholas-Applegate Capital Management ("NACM"). If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

  REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

INVESTMENT ADVISER AND ADMINISTRATOR

  The Fund's board of trustees has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is computed daily and payable monthly, at an annual rate of 0.80% of the Portfolio's average daily net assets. Mitchell Hutchins pays NACM to serve as the Portfolio's sub-adviser. Mitchell Hutchins (not the Portfolio) pays the sub-adviser a fee, computed daily and paid monthly, at an annual rate of 0.50% of the Portfolio's average daily net assets.

  For the six months ended June 30, 1999, the Aggressive Growth Portfolio paid $3,306 in brokerage commissions to PaineWebber for transactions executed on behalf of the Portfolio.

SECURITY LENDING

  The Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. PaineWebber, the Portfolio's lending agent, received compensation from the Portfolio of $1,266 for the six months ended June 30, 1999.

  For the six months ended June 30, 1999, the Portfolio earned $2,946 net of fees, rebates and expenses, for securities lending transactions. At June 30, 1999, there were no securities on loan from the Portfolio.

BANK LINE OF CREDIT

  The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay commitment fees, pro rata,

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 1999, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

  For federal income tax purposes, the cost of securities owned at June 30, 1999 was substantially the same as the cost of securities for financial statement purposes.

  At June 30, 1999, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an excess
  of value over cost).............................  $3,702,017
Gross depreciation (investments having an excess
  of cost over value).............................    (410,146)
                                                    -----------
Net unrealized appreciation of investments........  $3,291,871
                                                    -----------
                                                    -----------

  For the six months ended June 30, 1999, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $13,954,856 and $18,486,530, respectively.

FEDERAL TAX STATUS

  The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

SHARES OF BENEFICIAL INTEREST

  There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                        FOR THE             FOR THE
                                    SIX MONTHS ENDED      YEAR ENDED
                                     JUNE 30, 1999     DECEMBER 31, 1998
                                    ----------------   -----------------
         Shares sold..............        25,164             89,440
         Shares redeemed..........      (353,419)          (395,924)
         Dividends reinvested.....       182,112            255,434
                                         -------            -------
         Net decrease.............      (146,143)           (51,050)
                                         -------            -------
                                         -------            -------

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                 FOR THE
                                            SIX MONTHS ENDED                    FOR THE YEARS ENDED DECEMBER 31,
                                              JUNE 30, 1999       ------------------------------------------------------------
                                               (UNAUDITED)          1998         1997         1996         1995         1994
                                            -----------------     --------     --------     --------     --------     --------
Net asset value, beginning of period....    $     13.64           $  13.40     $  13.09     $  11.34     $   9.65     $   9.95
                                                -------           --------     --------     --------     --------     --------
Net investment income (loss)............          (0.06)             (0.12)       (0.09)       (0.10)        0.03         0.01
Net realized and unrealized gains
 (losses) from investments..............           1.25               2.15         2.78         2.93         2.00        (0.30)
                                                -------           --------     --------     --------     --------     --------
Net increase (decrease) from investment
 operations.............................           1.19               2.03         2.69         2.83         2.03        (0.29)
                                                -------           --------     --------     --------     --------     --------
Dividends from net investment income....        --                   --           --           --           (0.02)       (0.01)
Distributions from net realized gains
 from investments.......................        --                   (1.79)       (2.38)       (1.08)       (0.32)       --
                                                -------           --------     --------     --------     --------     --------
Total dividends and distributions.......        --                   (1.79)       (2.38)       (1.08)       (0.34)       (0.01)
                                                -------           --------     --------     --------     --------     --------
Net asset value, end of period..........    $     14.83           $  13.64     $  13.40     $  13.09     $  11.34     $   9.65
                                                -------           --------     --------     --------     --------     --------
                                                -------           --------     --------     --------     --------     --------
Total investment return (1).............           8.72%             15.30%       20.76%       25.23%       21.04%       (2.90)%
                                                -------           --------     --------     --------     --------     --------
                                                -------           --------     --------     --------     --------     --------
Ratios/Supplemental Data:
Net assets, end of period (000's).......    $    18,183           $ 18,715     $ 19,076     $ 19,167     $ 17,660     $ 13,600
Expenses to average net assets..........           1.27%*             1.21%        1.18%        1.52%        1.29%        1.59%
Net investment income (loss) to average
 net assets.............................          (0.84)%*           (0.70)%      (0.59)%      (0.74)%       0.23%        0.07%
Portfolio turnover rate.................             74%                73%          89%         115%         119%          90%

-----------------

*          Annualized
(1)        Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.

                                        ----------------------------------------
                                        SEMIANNUAL REPORT


                                        MITCHELL
                                        HUTCHINS SERIES
                                        TRUST


                                        AGGRESSIVE
                                        GROWTH
                                        PORTFOLIO













-C-1999 PaineWebber Incorporated        JUNE 30, 1999